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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)	(Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2007
Lazard Retirement Series Annual Report
U.S. Equity
Lazard Retirement U.S. Strategic
    Equity Portfolio
Lazard Retirement Small Cap Portfolio
International Equity
Lazard Retirement International
    Equity Portfolio
Emerging Markets
Lazard Retirement Emerging
    Markets Portfolio

Lazard Retirement Series, Inc.

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc., you may obtain the prospectus by calling 800-887-4929, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of Lazard Retirement Series, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Lazard Retirement Series, Inc.
Investment Overviews

World Markets Overview

U.S. Equities: Growth Stocks Reign at Every
Capitalization Tier
Equity markets were volatile in 2007, and many trends in place in recent years reversed. After an extended period of easily available credit, increasing defaults among subprime U.S. mortgages led to a sharp rise in the yield spreads above Treasurys among a wide variety of debt instruments, including the LIBOR rates at which banks make loans to one another. Throughout the year, the market grappled with intensifying credit problems on the one hand and continued robust global growth and the efforts of central banks to stabilize credit markets on the other. This led to a volatile market, with sharp swings in market sentiment. Financial stocks were particularly hard hit in the decline, based on concerns that they would suffer losses in their investment portfolios and reduced fee income due to a slowdown in new security issuance. In addition, investment banks that had extended financing to fund recent mergers faced losses due to their inability to resell the loans profitably in a more risk-averse environment. More cyclical areas of the market, such as materials, energy, industrials and technology outperformed during the year, as investors expect emerging economies to continue to grow strongly even if weakness in the U.S. housing market leads to a significant economic slowdown in the United States. In addition, the aggressive cuts in interest rates triggered fears that easier monetary policy could cause an upturn in inflation, increasing the attractiveness of hard assets such as commodities. The utilities and consumer staples sectors also outperformed, as investors sought defensive characteristics amid an uncertain economic outlook. Conversely, financial stocks underperformed, and consumer discretionary stocks were weak due to the negative impact of declining housing prices on consumer confidence.

During 2007, large-cap stocks outpaced small caps, as investors began to appreciate their more stable cash flow and dividend yields. Large-cap stocks, as measured by the Russell 1000® Index, gained 5.77% for the year, outpacing small-cap stocks which lost 1.57% as measured by the Russell 2000® Index. Mid-cap stocks also outperformed their small-cap brethren, as the Russell Midcap® Index rose 5.60% for the year. In addition, growth stocks outperformed value stocks for 2007 at every capitalization tier by a double-digit spread. Large-cap growth stocks, as measured by the Russell 1000 Growth Index, rose 11.81%, while large-cap value stocks lost 0.17% as measured by the Russell 1000 Value Index. Mid-cap growth stocks also enjoyed an edge over their value peers, as the Russell Midcap Growth Index rose 11.43%, beating the 1.42% loss of the Russell Mid-cap Value Index. The growth-versus-value advantage also affected small-cap returns. Small-cap growth stocks, as measured by the Russell 2000 Growth Index, rose 7.05%, while small-cap value stocks, as measured by the Russell 2000 Value Index, finished with a 9.78% loss.

International Equities: German Shares Lead Europe
International equity markets ended 2007 a little ahead in local-currency terms. However, in light of the weak U.S. currency, this was another year of double-digit returns for U.S.-dollar investors. Divergence among countries and sectors was marked, and the market environment changed materially over the summer. As the extent of bad housing debts in the United States became clearer, stocks perceived as exposed to the credit economies of the United States, United Kingdom and Ireland, principally in the financials, building materials, and consumer discretionary sectors, performed poorly. Classically defensive sectors, such as telecom services and consumer staples, performed well as doubts grew about the outlook for corporate profits. The utilities sector benefited from a combination of rising power prices and perceived defensive characteristics, but pharmaceutical stocks continued to disappoint due to poor industry-specific news flow. Stocks perceived as principally exposed to growth in China and other emerging markets were very strong over the year, driven mostly by stocks in commodity areas (oil, mining, steel) as well as capital goods companies. Emerging-markets equities generally rose materially in 2007. Japan was the weakest market, as the domestic economy slipped back into recession and attempts to take a more Anglo-Saxon approach to corporate strategy and balance sheets met with strong resistance. German stocks performed well, with strong momentum for internal change across many large German corporations, while Hong Kong and Australian stocks were very strong on the back of the booms in China and commodities. Finally we saw small- and

Lazard Retirement Series, Inc.
Investment Overviews (continued)

mid-cap stocks materially underperform larger companies, whose valuation and defensive characteristics are starting to become more appreciated in a more nervous market.

In 2007, international small-cap stocks ended their multiyear streak of outperformance over their large-cap counterparts. International small-cap stocks gained 1.45% for the year, as measured by the Morgan Stanley Capital International (MSCI®) Europe, Australa-sia, and Far East (EAFE®) Small Cap Index, while international large-cap stocks returned 11.17%, as measured by the MSCI EAFE Index.

Emerging Markets Equities: Another Record Year
Emerging markets equities recorded a record fifth consecutive positive year in 2007, with returns of almost 40%, as measured by the MSCI Emerging Markets Index. Most country markets finished the year higher with Peru, Turkey, Brazil, India and China being the best performers.

The year began with a modest fall, after having enjoyed strong performance in 2006. Markets then began to correct sharply at the end of February, as the Shanghai market encountered a steep decline. This was further amplified by investors’ concerns about the U.S. subprime mortgage market. Despite the ensuing volatility, most developing-country stock markets were remarkably resilient and finished the first quarter higher. A dramatic rise was witnessed during the second quarter as investors became more optimistic about the global economic outlook, despite evidence of inflationary pressures and higher interest rates. Shares experienced a very volatile, but mostly stronger, market environment during the third quarter. After a strong July, many markets plummeted in August as global investors became concerned about the quality of mortgage-debt assets and the financial health of consumption in the United States. After the U.S. Federal Reserve addressed this, in September, with a 50 basis point drop in short-term interest rates, capital markets recovered very strongly. The fourth quarter encompassed a volatile and modestly stronger market environment. After a robust period in October, many markets experienced profit-taking in November as global investors, once again, became concerned about subprime debt and the financial health of consumption in the United States. In reaction to this, the

U.S. Federal Reserve instituted two separate 25 basis point cuts in short-term interest rates, which buoyed capital markets. By Index sector, industrials, materials, telecom services and energy performed better than the MSCI Emerging Markets Index over the year. The worst performing sectors for the year were information technology, consumer staples and consumer discretionary.

Lazard Retirement U.S. Strategic Equity Portfolio

For the year ended December 31, 2007, Lazard Retirement U.S. Strategic Equity Portfolio Service Shares posted a total return of (0.95)%, as compared with the 5.49% return of the S&P 500® Index.

The Portfolio’s performance for 2007 can be broken down into two distinct periods, as the market environment changed dramatically midway through the year. The Portfolio benefited from solid broad-based stock selection during the first half of the year, in some cases driven by robust corporate activity, as three of the Portfolio’s holdings were acquired in the second quarter (First Data, Alltel Corp and A.G. Edwards). The majority of these offers were from private-equity firms. These buyers, similar to our investment style, focus on buying companies with high levels of free cash flow at attractive valuations. Stock selection in consumer staples also benefited performance, as holdings such as Coca-Cola Enterprises, Kroger and Constellation Brands performed well. Kroger, First Data, Alltel Corp., Constellation Brands and A.G. Edwards were all subsequently sold from the Portfolio after they reached our target valuation. However, the market environment changed during the second half of the year, as volatility increased due to losses in subprime mortgages, significant write downs at some large financial institutions and an overall slowdown in housing. This period proved difficult for the Portfolio, because of its exposure to companies whose businesses operate primarily in the United States and a lack of exposure to more highly valued companies exposed to non-U.S. growth. Overall, stock selection in the consumer discretionary sector accounted for a majority of the Portfolio’s underperformance, due to uncertainty about the impact of the housing slowdown on consumer spending. Generally weak consumer spending, as well as a decline in the number of department stores where the company’s traditional brands are sold, hurt the per-

Lazard Retirement Series, Inc.
Investment Overviews (continued)

formance of retailer Liz Claiborne. However, we believe that management’s strategy of using the cash flow from mature brands to fund expansion into faster-growing brands is sound. Holdings in J.C. Penney also declined, after the company reported disappointing earnings due to slower sales and warmer-than-expected weather. However, our long-term view for the company is still positive, as we believe it will benefit from supply chain improvements and a focus on exclusive brands. Other consumer discretionary holdings were weak, including cable provider Comcast as well as phone directory providers R.H. Donnelley and Idearc. Stock selection in telecom services also detracted from performance, as shares of Sprint Nex-tel declined. The company has lost market share in the wireless business and a management change was implemented during the fourth quarter to address this issue. We believe the company will benefit from renewed efforts to retain subscribers as it focuses on simplified calling plans and improved customer service. Stock selection in health care also hurt returns due to weakness in the shares of Sepracor. Sales of the company’s key products, including the sleep-aid drug Lunesta, were disappointing and research and marketing costs rose more than expected. We subsequently sold this stock from the Portfolio. Although this was a very tumultuous year for the financials sector, our stock selection in this group helped performance in the second half of the year, as holdings such as Bank of New York Mellon, an asset manager with limited credit exposure and the Portfolio’s largest holding in this sector, outperformed.

2007 was a challenging year for the Portfolio, as valuation measures in general, and free-cash-flow yield in particular, were not good predictors of stock performance this year. Amid uncertainty about U.S. growth, investors favored the strong-performing sectors expected to benefit from global growth at the expense of the sectors more reliant on the U.S. economy. While the slump in housing prices has pressured U.S.-centric and consumer-related stocks, we believe that the recent volatility and extremely strong negative sentiment toward these groups has created opportunities among high-quality franchises that are attractively valued yet offer high returns on capital and strong levels of free cash flow.

Lazard Retirement Small Cap Portfolio

For the year ended December 31, 2007, Lazard Retirement Small Cap Portfolio Service Shares posted a total return of (7.20)%, as compared with the (1.57)% return of the Russell 2000 Index.

Although the Portfolio had kept pace with the Russell 2000 Index through the first half of the year, it lost ground in the second half. In the health care sector, the Portfolio’s underweight position in biotechnology stocks detracted from returns during the year, as we have historically avoided companies and industries that do not generate cash flows or have sustainable sales revenues.

In addition, we underestimated the severity of the housing and construction downturn, and several holdings that we bought on weakness continued to fall as market conditions further deteriorated. Poor performers over the period, included holdings in Beacon Roofing Supply, Insteel Industries, Houston Wire & Cable and Watsco, which are all suppliers of various products and services to both the commercial and residential building markets. Although we were aware of the various degrees of residential-housing exposure within these companies, we believed that their stock prices already reflected the worst-case scenarios and that there were positive opportunities for these cash-generating businesses. However, concerns that economic weakness could impact the commercial sides of these businesses has continued to keep these stocks under pressure. While conditions remain difficult, we do believe that these companies have solid business models.

In the technology sector, Portfolio holdings with exposure to the semiconductor industry also performed poorly. Integrated Device Technology, Actel, LTX and Benchmark Electronics were all down over 25% for the year, based on concerns related to the cyclicality of the semiconductor industry. Actel and LTX were subsequently sold from the Portfolio, as we believed there was better appreciation potential in other stocks.

On the positive side, the consumer discretionary sector was a good source of returns for the Portfolio. Despite difficult conditions for many companies that rely on consumer spending, several holdings continued to post strong results. Bally Technologies, a

Lazard Retirement Series, Inc.
Investment Overviews (continued)

gaming equipment and services provider, was up over 150% for the year as the company continued to execute well and posted robust earnings increases. Rare Hospitality, a steak-house operator, was another key contributor to returns, as Darden Restaurants purchased the company at a significant premium. As a result, we took profits in the Rare Hospitality and no longer own the stock. Aeropostale, a teen apparel retailer, was another strong performer in a challenging retail environment.

Due to continued concerns related to a slowdown in the economy and weaker consumer spending, we are trying to be more cautious by focusing on companies with high visibility into earnings. As many companies across the small-cap universe have come down in price and valuation, we will also use this weakness as an opportunity to upgrade the quality of the Portfolio.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2007, Lazard Retirement International Equity Portfolio Service Shares posted a total return of 10.78%, as compared with the 11.17% return of the MSCI EAFE Index.

During the year, stock selection in the consumer staples sector aided performance as InBev shares benefited from the company’s cost reductions in Western Europe as well as strong volume growth in Brazil. Shares of Nestle and Unilever also rose, as both companies continued to improve margins, while the Portfolio’s tobacco holdings were boosted by industry consolidation. Stock selection in the telecom services sector also helped performance, as shares of Turkcell rose. The Turkish wireless provider generated strong results, as it was able to maintain market share without reducing prices. In addition, shares of Singapore Telecommunications performed well, as the company benefited from continued strong growth in its emerging-markets businesses. Conversely, performance was hurt by the Portfolio’s lack of exposure to mining companies, which continued to rise amid resilient commodity prices and expectations of continued strong growth in the commodity-intensive emerging markets. We believe these shares continue to discount an extended period of commodity prices well above historical norms. Stock selection in the financials sector also detracted from performance, as Japanese holdings, such as Sumitomo Trust, Sumitomo Mitsui

Financial and Nomura, declined. Nomura was sold from the Portfolio. Turmoil in the global credit markets may deter the Bank of Japan from raising interest rates, limiting the potential for these companies to increase their net interest income. However, we believe their profitability has already improved dramatically, as the Japanese economy emerges from extended weakness, and that this profitability improvement should persist as the economy continues to normalize.

As investors began to question the sustainability of economic growth during the last six months, many market trends reversed, with larger stocks outperforming small-cap stocks and more consistently profitable companies outperforming deeper cyclicals. We believe this reversal has further to go and that the Portfolio is well positioned for such an environment, as the valuations of high-quality, more consistently profitable companies remain attractive despite their recent outperformance.

Lazard Retirement Emerging Markets Portfolio

For the year ended December 31, 2007, Lazard Retirement Emerging Markets Portfolio Service Shares posted a total return of 33.30%, as compared with the 39.38% return of the MSCI Emerging Markets Index. The Portfolio’s Investor Shares posted a total return of 33.63%.

During the year, performance benefited from stock selection in the materials, telecom services and energy sectors. From a regional perspective, performance was enhanced by stock selection in Brazil, the Philippines, Russia, and Turkey. For example, positions in CVRD and Kumba (Brazilian and South African iron-ore producers, respectively) rose sharply, due to robust iron-ore pricing trends. Holdings in mobile-phone operators Mobile TeleSystems (Russia) and Turkcell (Turkey) performed strongly, due to robust subscriber growth and the companies’ impressive results. Overweight positions in Brazil, Egypt, Indonesia and India also added value, as did underweight positions in Russia and Taiwan. Conversely, performance was hurt by poor stock selection in South Korea, Mexico, Taiwan, India and Indonesia, and within the industrials, consumer discretionary, technology and financials sectors. For example, shares of Samsung Electronics (a South Korean electronics company) performed poorly, due to lackluster industry conditions as well as the strong

Lazard Retirement Series, Inc.
Investment Overviews (concluded)

Korean won. The Portfolio’s holdings in Truworths International and Steinhoff International (South African-based consumer companies) also declined, due to the rising interest rate environment in South Africa. Underweight positions in China and the energy sector subtracted value, as did an overweight position in the consumer discretionary sector.

We currently view the emerging markets as reasonably valued in the medium and long term. However, on a short-term basis, we believe there is evidence that some areas of the markets have become expensive or, at least, fairly valued. As a result, we are neutral in the near term.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Lazard Retirement Series, Inc.
Performance Overviews

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement U.S. Strategic Equity Portfolio and S&P 500® Index*

Retirement U.S. Strategic Equity Portfolio Service Shares	$15,486
S&P 500 Index	15,821

Average Annual Total Returns*
Periods Ended December 31, 2007
	One	Five	Since
	Year	Years	Inception**
Retirement U.S. Strategic Equity Portfolio
Service Shares	(0.95)%	10.77%	4.57%
S&P 500 Index	5.49	12.82	4.80

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

**	The Portfolio’s inception date was March 18, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (continued)

Lazard Retirement Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement Small Cap Portfolio and Russell 2000® Index*

Retirement Small Cap Portfolio Service Shares	$21,241
Russell 2000 Index	19,822

Average Annual Total Returns*
Year Ended December 31, 2007
	One	Five	Ten
	Year	Years	Years
Retirement Small Cap Portfolio Service Shares	(7.20)%	12.05%	7.82%
Russell 2000 Index	(1.57)	16.24	7.08

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

Lazard Retirement Series, Inc.
Performance Overviews (continued)

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe,
Australasia and Far East (EAFE®) Index*

Retirement International Equity Portfolio Service Shares	$18,546
MSCI EAFE Index	22,366

Average Annual Total Returns*
Periods Ended December 31, 2007
	One	Five	Since
	Year	Years	Inception**
Retirement International Equity Portfolio
Service Shares	10.78%	17.29%	6.84%
MSCI EAFE Index	11.17	21.58	9.00

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (concluded)

Lazard Retirement Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
Emerging Markets Portfolio and MSCI Emerging Markets Index*

Retirement Emerging Markets Portfolio Service Shares	$38,435
MSCI Emerging Markets Index	37,942

Average Annual Total Returns*
Periods Ended December 31, 2007
	Service Shares			Investor Shares
	One	Five	Ten	One	Since
	Year	Years	Years	Year	Inception†
Retirement Emerging Markets Portfolio**	33.30%	37.25%	14.41%	33.63%	26.41%
MSCI Emerging Markets Index	39.38	36.99	14.26	39.38	27.90

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

Lazard Retirement Series, Inc.
Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2007 through December 31, 2007 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing Account Value.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07-12/31/07	7/1/07-12/31/07
Retirement U.S. Strategic Equity Portfolio
Service Shares
Actual	$1,000.00	$ 930.40	$6.09	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.37	1.25%

Retirement Small Cap Portfolio Service Shares
Actual	$1,000.00	$ 878.80	$5.92	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%

Retirement International Equity Portfolio
Service Shares
Actual	$1,000.00	$1,035.50	$6.14	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.17	$6.09	1.20%

Retirement Emerging Markets Portfolio
Service Shares
Actual	$1,000.00	$1,132.80	$8.52	1.59%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.21	$8.06	1.59%

Investor Shares
Actual	$1,000.00	$1,134.50	$7.20	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.46	$6.81	1.34%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Lazard Retirement Series, Inc.
Portfolio Holdings Presented by Sector
December 31, 2007
	Lazard		Lazard	Lazard
	Retirement	Lazard	Retirement	Retirement
	U.S. Strategic	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
Sector*	Portfolio	Portfolio	Portfolio	Portfolio
Consumer Discretionary	14.1%	11.0%	9.4%	11.7%
Consumer Staples	13.0	0.4	18.1	10.6
Energy	9.6	7.4	8.0	5.4
Financials	17.9	19.0	19.3	18.8
Health Care	10.2	10.1	8.7	0.7
Industrials	7.7	16.5	9.5	9.4
Information Technology	19.0	22.2	5.8	10.5
Materials	4.9	8.8	1.6	13.9
Telecommunication Services	3.6	3.3	8.5	11.0
Utilities	—	—	6.1	1.6
Short-Term Investments	—	1.3	5.0	6.4
Total Investments	100.0%	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Lazard Retirement Series, Inc.
Portfolios of Investments
December 31, 2007

Description	Shares	Value
Lazard Retirement U.S. Strategic Equity Portfolio
Common Stocks—98.6%
Alcohol & Tobacco—3.1%
Altria Group, Inc.	900	$68,022
Reynolds American, Inc.	1,320	87,067
		155,089
Banking—6.2%
Bank of America Corp.	2,192	90,442
Bank of New York Mellon Corp.	3,719	181,339
Huntington Bancshares, Inc.	2,440	36,014
		307,795
Cable Television—2.5%
Comcast Corp., Class A (a)	6,770	122,672
Chemicals—1.4%
The Dow Chemical Co.	1,820	71,744
Commercial Services—1.6%
Idearc, Inc.	2,100	36,876
R.H. Donnelley Corp. (a)	1,140	41,587
		78,463
Computer Software—8.3%
Microsoft Corp.	8,335	296,726
Oracle Corp. (a)	2,370	53,515
Yahoo!, Inc. (a)	2,650	61,639
		411,880
Consumer Products—0.9%
The Stanley Works	960	46,541
Drugs—4.2%
Barr Pharmaceuticals, Inc. (a)	1,310	69,561
Wyeth	3,190	140,966
		210,527
Energy Integrated—8.3%
Arch Coal, Inc.	1,300	58,409
Chevron Corp.	830	77,464
ConocoPhillips	980	86,534
Hess Corp.	550	55,473
Massey Energy Co.	2,950	105,462
Valero Energy Corp.	390	27,312
		410,654
Energy Services—1.2%
BJ Services Co.	2,415	58,588
Description	Shares	Value
Financial Services—3.7%
Capital One Financial Corp.	470	$22,212
Citigroup, Inc.	1,585	46,662
JPMorgan Chase & Co.	1,944	84,856
Lehman Brothers Holdings, Inc.	440	28,794
		182,524
Food & Beverages—4.2%
Coca-Cola Enterprises, Inc.	3,300	85,899
Kraft Foods, Inc., Class A	2,021	65,945
Smithfield Foods, Inc. (a)	2,020	58,419
		210,263
Forest & Paper Products—4.2%
Ball Corp.	1,100	49,500
Kimberly-Clark Corp.	1,646	114,133
Louisiana-Pacific Corp.	3,310	45,281
		208,914
Housing—2.9%
Centex Corp.	1,060	26,776
D.R. Horton, Inc.	2,420	31,871
Masco Corp.	2,250	48,623
USG Corp. (a)	960	34,358
		141,628
Insurance—5.2%
American International Group, Inc.	1,350	78,705
Marsh & McLennan Cos., Inc.	2,640	69,881
PartnerRe, Ltd.	590	48,692
The Allstate Corp.	1,130	59,020
		256,298
Leisure & Entertainment—4.0%
Brinker International, Inc.	2,160	42,250
News Corp., Class A	3,000	61,470
Time Warner, Inc.	5,830	96,253
		199,973
Manufacturing—5.9%
Dover Corp.	1,180	54,386
Honeywell International, Inc.	895	55,105
Pitney Bowes, Inc.	2,070	78,743
Textron, Inc.	740	52,762
United Technologies Corp.	700	53,578
		294,574
Medical Products—5.8%
Boston Scientific Corp. (a)	5,630	65,477
Johnson & Johnson	3,350	223,445
		288,922

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value
Lazard Retirement U.S. Strategic Equity Portfolio
(concluded)
Metals & Mining—1.5%
Newmont Mining Corp.	1,510	$73,733
Real Estate—2.6%
CBL & Associates Properties, Inc.	1,980	47,342
Public Storage	1,090	80,017
		127,359
Retail—6.9%
CVS Caremark Corp.	1,690	67,178
Foot Locker, Inc.	3,870	52,864
J.C. Penney Co., Inc.	1,470	64,665
Liz Claiborne, Inc.	3,255	66,239
Wal-Mart Stores, Inc.	1,920	91,258
		342,204
Semiconductors &
Components—4.4%
Flextronics International, Ltd. (a)	8,060	97,204
Intel Corp.	4,550	121,303
		218,507
Description	Shares	Value
Technology—1.4%
International Business Machines Corp.	620	$67,022
Technology Hardware—4.7%
Cisco Systems, Inc. (a)	1,770	47,914
Dell, Inc. (a)	2,540	62,255
Motorola, Inc.	4,200	67,368
Sun Microsystems, Inc. (a)	3,012	54,608
		232,145
Telecommunications—3.5%
Sprint Nextel Corp.	6,499	85,332
Verizon Communications, Inc.	2,010	87,817
		173,149
Total Common Stocks
(Identified cost $5,112,938)		4,891,168
Total Investments—98.6%
(Identified cost $5,112,938) (b)		$4,891,168
Cash and Other Assets in Excess
of Liabilities—1.4%		67,363
Net Assets—100.0%		$4,958,531

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value
Lazard Retirement Small Cap Portfolio
Common Stocks—98.3%
Automotive—0.8%
ArvinMeritor, Inc.	41,800	$490,314
Banking—7.6%
Bank of the Ozarks, Inc.	28,600	749,320
BankUnited Financial Corp., Class A	44,100	304,290
First Community Bancorp	11,600	478,384
Prosperity Bancshares, Inc.	41,500	1,219,685
Sterling Bancshares, Inc.	35,900	400,644
Texas Capital Bancshares, Inc. (a)	42,900	782,925
Wintrust Financial Corp.	26,000	861,380
		4,796,628
Chemicals—4.5%
Headwaters, Inc. (a)	31,100	365,114
Hercules, Inc.	49,000	948,150
Polypore International, Inc.	41,600	728,000
Rockwood Holdings, Inc. (a)	23,600	783,992
		2,825,256
Commercial Services—7.8%
A. M. Castle & Co.	14,700	399,693
Administaff, Inc.	9,900	279,972
Consolidated Graphics, Inc. (a)	14,200	679,044
Euronet Worldwide, Inc. (a)	21,000	630,000
First Advantage Corp., Class A (a)	25,500	419,985
G & K Services, Inc., Class A	26,700	1,001,784
ValueClick, Inc. (a)	25,100	549,690
Waste Connections, Inc. (a)	14,300	441,870
Watson Wyatt Worldwide, Inc.,
Class A	11,200	519,792
		4,921,830
Computer Software—2.8%
Secure Computing Corp. (a)	95,600	917,760
United Online, Inc.	68,100	804,942
		1,722,702
Construction & Engineering—2.5%
Dycom Industries, Inc. (a)	42,400	1,129,960
EMCOR Group, Inc. (a)	17,400	411,162
		1,541,122
Consumer Products—3.7%
Central Garden & Pet Co., Class A (a)	47,600	255,136
Ethan Allen Interiors, Inc.	13,900	396,150
Matthews International Corp.,
Class A	21,100	988,957
Polaris Industries, Inc.	14,600	697,442
		2,337,685
Description	Shares	Value
Energy Exploration &
Production—3.5%
Goodrich Petroleum Corp. (a)	22,400	$506,688
TXCO Resources, Inc. (a)	77,562	935,398
Venoco, Inc. (a)	36,400	725,452
		2,167,538
Energy Integrated—1.1%
Foundation Coal Holdings, Inc.	13,500	708,750
Energy Services—2.8%
Complete Production Services, Inc. (a)	21,600	388,152
Oceaneering International, Inc. (a)	9,800	660,030
W-H Energy Services, Inc. (a)	12,500	702,625
		1,750,807
Financial Services—3.8%
Duff & Phelps Corp., Class A	28,900	568,752
National Financial Partners Corp.	11,100	506,271
Waddell & Reed Financial, Inc.	36,600	1,320,894
		2,395,917
Health Services—5.0%
Emergency Medical Services Corp.,
Class A (a)	19,500	570,960
Five Star Quality Care, Inc. (a)	77,500	643,250
inVentiv Health, Inc. (a)	8,800	272,448
Kendle International, Inc. (a)	11,700	572,364
Magellan Health Services, Inc. (a)	11,900	554,897
Skilled Healthcare Group, Inc.,
Class A	36,000	526,680
		3,140,599
Housing—1.7%
Beacon Roofing Supply, Inc. (a)	45,900	386,478
Watsco, Inc.	18,800	691,088
		1,077,566
Insurance—1.4%
Max Capital Group, Ltd.	31,800	890,082
Leisure & Entertainment—2.9%
Bally Technologies, Inc. (a)	9,500	472,340
Entravision Communications Corp.,
Class A (a)	93,500	732,105
Red Robin Gourmet Burgers, Inc. (a)	12,500	399,875
TravelCenters of America LLC (a)	15,700	196,250
		1,800,570

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value
Lazard Retirement Small Cap Portfolio (concluded)
Manufacturing—8.3%
Altra Holdings, Inc. (a)	51,600	$858,108
Insteel Industries, Inc.	26,000	304,980
Kaman Corp.	16,800	618,408
Kennametal, Inc.	12,600	477,036
Knoll, Inc.	23,300	382,819
Olympic Steel, Inc.	17,100	542,241
Regal-Beloit Corp.	14,600	656,270
RTI International Metals, Inc. (a)	9,700	668,621
The Middleby Corp. (a)	2,800	214,536
TriMas Corp.	48,300	511,497
		5,234,516
Medical Products—5.1%
American Medical Systems
Holdings, Inc. (a)	32,200	465,612
Pharmanet Development Group,
Inc. (a)	27,100	1,062,591
PSS World Medical, Inc. (a)	31,900	624,283
Symmetry Medical, Inc. (a)	59,600	1,038,828
		3,191,314
Metals & Mining—2.9%
Quanex Corp.	13,000	674,700
Schnitzer Steel Industries, Inc.,
Class A	16,500	1,140,645
		1,815,345
Real Estate—6.0%
Corporate Office Properties Trust	7,000	220,500
Digital Realty Trust, Inc.	16,700	640,779
Home Properties, Inc.	15,900	713,115
MFA Mortgage Investments, Inc.	145,000	1,341,250
Mid-America Apartment
Communities, Inc.	20,000	855,000
		3,770,644
Retail—3.0%
Aeropostale, Inc. (a)	12,300	325,950
Brown Shoe Co., Inc.	37,900	574,943
Carter’s, Inc. (a)	20,300	392,805
Pacific Sunwear of California, Inc. (a)	41,400	584,154
		1,877,852
Semiconductors &
Components—11.1%
Benchmark Electronics, Inc. (a)	21,550	382,081
Coherent, Inc. (a)	28,000	701,960
CPI International, Inc. (a)	32,000	547,200
FARO Technologies, Inc. (a)	20,800	565,344
Description	Shares	Value
Integrated Device Technology, Inc. (a)	65,800	$744,198
Microsemi Corp. (a)	30,600	677,484
ON Semiconductor Corp. (a)	117,200	1,040,736
Plexus Corp. (a)	33,500	879,710
Semtech Corp. (a)	41,700	647,184
TM Technologies, Inc. (a)	67,100	782,386
		6,968,283
Services—1.0%
Bright Horizons Family
Solutions, Inc. (a)	17,500	604,450
Technology Hardware—5.2%
Brightpoint, Inc. (a)	97,600	1,499,136
FEI Co. (a)	37,100	921,193
Houston Wire & Cable Co.	30,200	427,028
Mattson Technology, Inc. (a)	48,600	416,016
		3,263,373
Telecommunications—3.3%
Alaska Communications Systems
Group, Inc.	58,800	882,000
NTELOS Holdings Corp.	20,600	611,614
PAETEC Holding Corp. (a)	59,000	575,250
		2,068,864
Transportation—0.5%
AirTran Holdings, Inc. (a)	42,300	302,868
Total Common Stocks
(Identified cost $64,105,554)		61,664,875

	Principal
	Amount
	(000)
Repurchase Agreement—1.3%
State Street Bank and Trust Co.,
0.70%, 01/02/08
(Dated 12/31/07, collateralized by
$805,000 United States Treasury
Note, 5.125%, 06/30/11, with a
value of $853,300)
Proceeds of $833,032
(Identified cost $833,000)	$833	833,000
Total Investments—99.6%
(Identified cost $64,938,554) (b)		$62,497,875
Cash and Other Assets in Excess
of Liabilities—0.4%		273,898
Net Assets—100.0%		$62,771,773

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value
Lazard Retirement International Equity Portfolio
Common Stocks—95.6%
Argentina—0.9%
Tenaris SA ADR	80,100	$3,582,873
Belgium—1.2%
InBev NV	56,583	4,715,450
Canada—0.4%
Telus Corp.	34,600	1,733,243
Finland—2.5%
Nokia Oyj	255,700	9,914,403
France—12.6%
Axa	73,323	2,936,260
BNP Paribas	43,300	4,698,629
Gaz de France	152,500	8,918,507
Groupe Danone	64,100	5,754,250
Sanofi-Aventis	115,680	10,651,806
Total SA	151,272	12,568,936
Vivendi	83,500	3,830,908
Total France		49,359,296
Germany—13.9%
Adidas AG	76,595	5,740,389
Allianz SE	25,000	5,407,758
Continental AG	37,500	4,879,045
Daimler AG	118,500	11,521,322
Deutsche Post AG	236,900	8,142,917
E.ON AG	36,800	7,833,244
Siemens AG	67,638	10,765,183
Total Germany		54,289,858
Greece—2.1%
National Bank of Greece SA	62,666	4,304,347
OPAP SA	93,787	3,759,867
Total Greece		8,064,214
Ireland—0.8%
CRH PLC	93,647	3,265,461
Italy—3.3%
Eni SpA	179,275	6,565,832
UniCredito Italiano SpA	769,872	6,393,360
Total Italy		12,959,192
Japan—13.6%
Canon, Inc.	58,200	2,709,036
Daito Trust Construction Co., Ltd.	132,300	7,330,591
East Japan Railway Co.	563	4,646,520
Hoya Corp.	103,300	3,291,841
Japan Tobacco, Inc.	1,050	6,278,477
JSR Corp.	128,000	3,305,554
Description	Shares	Value
Nidec Corp.	64,600	$4,787,969
Sony Financial Holdings, Inc.	738	2,820,803
Sumitomo Mitsui Financial
Group, Inc.	548	4,105,769
Takeda Pharmaceutical Co., Ltd.	47,800	2,811,136
The Sumitomo Trust and Banking
Co., Ltd.	818,300	5,479,017
THK Co., Ltd.	96,500	1,956,519
Tokyo Gas Co., Ltd.	766,000	3,586,072
Total Japan		53,109,304
Netherlands—2.3%
Heineken NV	82,520	5,335,072
TNT NV	88,700	3,663,569
Total Netherlands		8,998,641
New Zealand—0.8%
Telecom Corp. of New Zealand, Ltd.	890,933	2,982,435
Singapore—3.1%
DBS Group Holdings, Ltd.	233,000	3,350,655
Singapore Telecommunications, Ltd.	3,166,200	8,798,360
Total Singapore		12,149,015
South Korea—0.6%
Kookmin Bank Sponsored ADR	35,000	2,566,200
Spain—1.9%
Banco Santander SA	337,100	7,289,357
Sweden—0.5%
Telefonaktiebolaget LM Ericsson,
B Shares	885,300	2,079,288
Switzerland—8.3%
Credit Suisse Group	93,574	5,628,573
Nestle SA	24,744	11,364,996
Novartis AG	215,300	11,809,504
Zurich Financial Services AG	12,200	3,583,006
Total Switzerland		32,386,079
Turkey—2.1%
Turkcell Iletisim Hizmetleri AS ADR	293,436	8,090,031
United Kingdom—24.7%
BAE Systems PLC	825,400	8,182,347
BP PLC	729,718	8,933,348
British American Tobacco PLC	172,700	6,755,212
Diageo PLC	328,806	7,068,831
GlaxoSmithKline PLC	350,300	8,918,561
HSBC Holdings PLC	172,600	2,892,924
Imperial Tobacco Group PLC	121,180	6,541,912
Lloyds TSB Group PLC	466,000	4,378,365
National Grid PLC	217,123	3,604,591

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value
Lazard Retirement International Equity Portfolio
(concluded)
Old Mutual PLC	1,506,457	$5,025,911
Prudential PLC	355,800	5,042,780
Reckitt Benckiser Group PLC	96,700	5,609,189
Tesco PLC	597,000	5,671,584
Unilever PLC	162,400	6,109,869
Vodafone Group PLC	3,198,966	11,958,847
Total United Kingdom		96,694,271
Total Common Stocks
(Identified cost $312,317,056)		374,228,611
	Principal
	Amount
Description	(000)	Value
Repurchase Agreement—5.0%
State Street Bank and Trust Co.,
0.70%, 01/02/08
(Dated 12/31/07, collateralized by
$18,895,000 United States Treasury
Note, 5.125%, 06/30/11, with a
value of $20,028,700)
Proceeds of $19,634,764
(Identified cost $19,634,000)	$19,634	$19,634,000
Total Investments—100.6%
(Identified cost $331,951,056) (b)		$393,862,611
Liabilities in Excess of Cash and
Other Assets—(0.6)%		(2,398,072)
Net Assets—100.0%		$391,464,539

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value
Lazard Retirement Emerging Markets Portfolio
Common Stocks—87.0%
Argentina—2.3%
Tenaris SA ADR	207,500	$9,281,475
Bahrain—0.5%
Investcorp Bank BSC GDR	39,804	1,113,716
Investcorp Bank BSC GDR (c)	35,584	995,640
Total Bahrain		2,109,356
Brazil—5.2%
Banco do Brasil SA	148,200	2,531,056
Brasil Telecom Participacoes SA
ADR	5,200	387,816
Empresa Brasileira de Aeronautica
SA ADR	130,300	5,940,377
JHSF Participacoes SA	806,000	2,562,899
Redecard SA	250,857	4,058,810
Souza Cruz SA	188,511	5,104,624
Total Brazil		20,585,582
Egypt—5.7%
Eastern Tobacco	55,033	4,479,459
Egyptian Company for Mobile
Services	73,474	2,710,529
Orascom Construction Industries	95,996	9,988,805
Orascom Telecom Holding SAE	320,100	5,332,244
Total Egypt		22,511,037
Hungary—0.7%
Richter Gedeon Nyrt.	11,985	2,876,545
India—10.5%
Grasim Industries, Ltd.	54,723	5,032,878
Hero Honda Motors, Ltd.	201,606	3,565,124
Hindustan Unilever, Ltd.	691,159	3,719,265
Oil and Natural Gas Corp., Ltd.	304,500	9,564,151
Punjab National Bank, Ltd.	286,900	4,840,505
Satyam Computer Services, Ltd.	661,944	7,579,229
State Bank of India	124,548	7,473,196
Total India		41,774,348
Indonesia—4.1%
PT Astra International Tbk	2,274,500	6,611,004
PT Bank Mandiri Tbk	7,571,000	2,821,240
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	91,700	3,852,317
PT United Tractors Tbk	2,578,400	2,992,234
Total Indonesia		16,276,795
Description	Shares	Value
Israel—3.4%
Bank Hapoalim BM	1,621,475	$8,096,843
Israel Chemicals, Ltd.	432,702	5,509,672
Total Israel		13,606,515
Kazakhstan—0.8%
Eurasian Natural Resources Corp.	252,281	3,214,020
Malaysia—1.4%
British American Tobacco
Malaysia Berhad	292,700	3,651,005
PLUS Expressways Berhad	1,707,700	1,693,758
Total Malaysia		5,344,763
Mexico—6.4%
Cemex SAB de CV Sponsored
ADR (a)	199,740	5,163,279
Desarrolladora Homex SA de CV
ADR (a)	150,590	7,446,675
Fomento Economico Mexicano
SAB de CV Sponsored ADR	88,100	3,362,777
Grupo Televisa SA Sponsored ADR	238,100	5,659,637
Kimberly-Clark de Mexico SAB de CV,
Series A	871,600	3,806,058
Total Mexico		25,438,426
Philippines—2.7%
Philippine Long Distance
Telephone Co. Sponsored ADR	142,900	10,820,388
Russia—5.6%
Eurasia Drilling Co., Ltd. GDR (c)	100,800	2,746,800
Evraz Group SA GDR	41,000	3,177,500
Mobile TeleSystems Sponsored ADR	79,500	8,092,305
Oriflame Cosmetics SA SDR	125,500	8,019,479
Total Russia		22,036,084
South Africa—12.6%
Aquarius Platinum, Ltd.	716,022	8,195,554
Imperial Holdings, Ltd.	459,625	7,019,783
Kumba Iron Ore, Ltd.	183,475	7,651,112
Massmart Holdings, Ltd.	309,200	3,257,428
Naspers, Ltd., N Shares	208,615	4,944,966
Nedbank Group, Ltd.	169,800	3,378,931
Pretoria Portland Cement Co., Ltd.	503,400	3,220,299
Sanlam, Ltd.	723,950	2,409,865
Steinhoff International Holdings, Ltd.	1,299,753	3,689,481
Truworths International, Ltd.	1,540,713	6,086,790
Total South Africa		49,854,209

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (concluded)
December 31, 2007

Description	Shares	Value
Lazard Retirement Emerging Markets Portfolio
(concluded)
South Korea—13.9%
Amorepacific Corp.	3,200	$2,427,221
GS Engineering & Construction
Corp.	18,667	3,111,001
Hite Brewery Co., Ltd.	27,442	4,177,645
Kookmin Bank	199,524	14,707,714
Samsung Electronics Co., Ltd.
GDR (c)	37,376	10,941,824
Shinhan Financial Group Co., Ltd.	190,299	10,876,552
SK Telecom Co., Ltd.	7,376	1,962,100
SK Telecom Co., Ltd. ADR	30,100	898,184
Woongjin Coway Co., Ltd.	191,364	6,235,353
Total South Korea		55,337,594
Taiwan—7.1%
Advanced Semiconductor
Engineering, Inc.	2,576,000	2,581,202
Advantech Co., Ltd.	871,801	1,986,345
Chinatrust Financial Holding Co.,
Ltd. (a)	6,804,493	4,835,702
Fubon Financial Holding Co., Ltd.	4,627,000	4,108,514
Hon Hai Precision Industry Co., Ltd.	965,807	6,014,984
Novatek Microelectronics Corp., Ltd. .	708,258	2,707,734
Taiwan Semiconductor
Manufacturing Co., Ltd.	3,091,540	5,909,617
Total Taiwan		28,144,098
Turkey—4.1%
Ford Otomotiv Sanayi AS	238,900	2,465,933
Turkcell Iletisim Hizmetleri AS	882,491	9,636,072
Turkiye Is Bankasi, C Shares	649,586	4,072,900
Total Turkey		16,174,905
Total Common Stocks
(Identified cost $297,239,028)		345,386,140
Description	Shares	Value
Preferred Stocks—6.8%
Brazil—6.8%
AES Tiete SA	87,069,689	$3,252,885
Companhia Energetica de Minas
Gerais	175,600	3,206,180
Companhia Vale do Rio Doce,
A Shares	253,400	7,224,747
Iochpe Maxion SA	159,700	3,355,494
Klabin SA	981,400	3,644,412
Suzano Papel e Celulose SA	188,056	3,063,834
Tam SA Sponsored ADR	136,900	3,302,028
Total Brazil		27,049,580
Total Preferred Stocks
(Identified cost $22,550,714)		27,049,580

	Principal
	Amount
	(000)
Repurchase Agreement—6.4%
State Street Bank and Trust Co.,
0.70%, 01/02/08
(Dated 12/31/07, collateralized by
$24,180,000 United States Treasury
Note, 4.875%, 08/15/16, with a
value of $26,084,175)
Proceeds of $25,569,994
(Identified cost $25,569,000)	$25,569	25,569,000
Total Investments—100.2%
(Identified cost $345,358,742) (b)		$398,004,720
Liabilities in Excess of Cash and
Other Assets—(0.2)%		(809,304)
Net Assets—100.0%		$397,195,416

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments
December 31, 2007
(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)
Retirement U.S. Strategic Equity	$5,151,572	$388,262	$648,666	$(260,404)
Retirement Small Cap	65,592,027	5,116,485	8,210,637	(3,094,152)
Retirement International Equity	332,024,564	68,371,138	6,533,091	61,838,047
Retirement Emerging Markets	345,636,542	63,217,103	10,848,925	52,368,178

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2007, these securities amounted to 3.7% of net assets of Lazard Retirement Emerging Markets Portfolio and are considered to be liquid.

Security Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments (concluded)
December 31, 2007

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard	Lazard
	Retirement	Retirement
	International	Emerging
	Equity	Markets
	Portfolio	Portfolio
Industry
Agriculture	—%	1.4%
Alcohol & Tobacco	9.4	4.4
Automotive	4.2	3.2
Banking	11.9	13.4
Cable Television	—	1.2
Chemicals	0.8	—
Construction & Engineering	—	3.3
Consumer Products	1.4	6.1
Drugs	8.8	0.7
Electric	2.9	1.6
Energy Exploration & Production	—	2.4
Energy Integrated	7.3	0.7
Energy Services	0.9	2.3
Financial Services	2.4	5.9
Food & Beverages	5.9	0.8
Forest & Paper Products	—	2.6
Gas Utilities	3.2	—
Housing	2.7	5.3
Insurance	5.1	—
Leisure & Entertainment	1.9	1.4
Manufacturing	5.3	3.1
Metals & Mining	—	7.4
Real Estate	—	0.6
Retail	2.9	2.4
Semiconductors & Components	1.5	6.1
Technology	1.2	1.9
Technology Hardware	3.1	1.5
Telecommunications	8.6	11.1
Transportation	4.2	3.0
Subtotal	95.6	93.8
Repurchase Agreements	5.0	6.4
Total Investments	100.6%	100.2%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Assets and Liabilities
December 31, 2007
	Lazard		Lazard	Lazard
	Retirement	Lazard	Retirement	Retirement
	U.S. Strategic	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments in securities, at value	$4,891,168	$62,497,875	$393,862,611	$398,004,720
Cash	69,161	913	520	130
Foreign currency	—	—	1,150,228	345,653
Receivables for:
Dividends and interest	7,306	64,350	653,085	662,354
Capital stock sold	4,781	404,042	—	807,259
Investments sold	11,041	141,114	—	675,450
Amount due from Investment Manager (Note 3)	10,271	—	—	—
Total assets	4,993,728	63,108,294	395,666,444	400,495,566

LIABILITIES
Payables for:
Management fees	—	29,706	247,451	332,608
Accrued distribution fees	1,081	13,509	82,484	52,884
Accrued directors’ fees	16	192	1,048	1,058
Investments purchased	9,153	249,897	1,709,324	2,535,115
Capital stock redeemed	1,077	1,093	2,049,203	9,267
Other accrued expenses and payables	23,870	42,124	112,395	369,218
Total liabilities	35,197	336,521	4,201,905	3,300,150
Net assets	$4,958,531	$62,771,773	$391,464,539	$397,195,416

NET ASSETS
Paid in capital	$5,221,951	$65,865,925	$328,404,679	$330,669,236
Undistributed net investment income	—	—	—	2,089
Accumulated undistributed net realized gain (loss)	(41,650)	(653,473)	1,156,128	14,018,688
Net unrealized appreciation (depreciation) on:
Investments	(221,770)	(2,440,679)	61,911,555	52,507,706
Foreign currency	—	—	(7,823)	(2,303)
Net assets	$4,958,531	$62,771,773	$391,464,539	$397,195,416
Service Shares
Net assets	$4,958,531	$62,771,773	$391,464,539	$251,665,123
Shares of capital stock outstanding*	487,596	6,288,141	29,327,972	9,815,695
Net asset value, offering and redemption price per share	$10.17	$9.98	$13.35	$25.64
Investor Shares
Net assets	—	—	—	$145,530,293
Shares of capital stock outstanding*	—	—	—	5,685,568
Net asset value, offering and redemption price per share	—	—	—	$25.60

Cost of investments in securities	$5,112,938	$64,938,554	$331,951,056	$345,358,742
Cost of foreign currency	$—	$—	$1,155,860	$346,070

* $0.001 par value 1,300,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Operations
For the year ended December 31, 2007
	Lazard		Lazard	Lazard
	Retirement	Lazard	Retirement	Retirement
	U.S. Strategic	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME (LOSS)

Income:
Dividends	$100,116	$735,148	$8,880,003	$6,609,040
Interest.	5,841	67,230	410,137	720,158
Total investment income*	105,957	802,378	9,290,140	7,329,198

Expenses:
Management fees.	42,566	559,389	2,510,496	2,736,704
Distribution fees (Service Shares)	14,183	186,318	838,436	451,336
Custodian fees	59,298	70,378	175,061	546,959
Administration fees	43,646	57,607	110,054	97,556
Professional services	40,176	41,539	78,740	64,312
Shareholders’ meeting	10,248	28,789	99,968	38,152
Shareholders’ reports	11,678	21,488	78,348	56,791
Shareholders’ services	14,645	16,833	18,914	30,628
Directors’ fees and expenses	345	4,730	19,944	15,531
Registration fees.	41	499	4,721	8,237
Other	2,156	5,479	15,851	12,742
Total gross expenses	238,982	993,049	3,950,533	4,058,948
Management fees waived and expenses reimbursed.	(148,931)	(60,560)	—	—
Administration fees waived	(18,750)	—	—	—
Expense reductions	(332)	—	(168)	(2,525)
Total net expenses	70,969	932,489	3,950,365	4,056,423
Net investment income (loss)	34,988	(130,111)	5,339,775	3,272,775

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	657,726	3,184,399	23,696,132	52,732,844
Foreign currency.	—	—	(276,465)	(620,408)
Net change in unrealized appreciation (depreciation) on:
Investments***	(724,373)	(7,786,424)	6,003,390	19,748,646
Foreign currency.	—	—	(19,350)	(3,383)
Net realized and unrealized gain (loss) on investments and
foreign currency	(66,647)	(4,602,025)	29,403,707	71,857,699
Net increase (decrease) in net assets resulting
from operations	$(31,659)	$(4,732,136)	$34,743,482	$75,130,474

* Net of foreign withholding taxes of	$117	$10	$741,114	$570,724
** Net of foreign capital gains taxes of.	$—	$—	$—	$153,789
*** Net change in unrealized foreign capital gains taxes of	$—	$—	$—	$84,788

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	U.S. Strategic Equity Portfolio		Small Cap Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$34,988	$31,239	$(130,111)	$(295,409)
Net realized gain on investments	657,726	533,597	3,184,399	24,136,236
Net change in unrealized appreciation (depreciation)
on investments	(724,373)	166,637	(7,786,424)	(4,013,475)
Net increase (decrease) in net assets resulting
from operations	(31,659)	731,473	(4,732,136)	19,827,352

Distributions to shareholders:
Service Shares
From net investment income	(66,265)	(27,495)	—	—
From net realized gains	(1,060,934)	—	(27,406,341)	(11,366,037)
Net decrease in net assets resulting from distributions	(1,127,199)	(27,495)	(27,406,341)	(11,366,037)

Capital stock transactions:
Service Shares
Net proceeds from sales	3,227,727	2,684,257	4,990,546	19,184,681
Net proceeds from reinvestment of distributions	1,127,199	27,495	27,406,341	11,366,037
Cost of shares redeemed.	(3,315,850)	(2,648,847)	(20,000,610)	(93,468,123)
Net increase (decrease) in net assets from capital
stock transactions	1,039,076	62,905	12,396,277	(62,917,405)
Total increase (decrease) in net assets	(119,782)	766,883	(19,742,200)	(54,456,090)
Net assets at beginning of year	5,078,313	4,311,430	82,513,973	136,970,063
Net assets at end of year*	$4,958,531	$5,078,313	$62,771,773	$82,513,973
*Includes undistributed net investment income of	$—	$31,239	$—	$3

Shares issued and redeemed:
Service Shares
Shares outstanding at beginning of year	394,810	391,371	4,767,452	8,395,800
Shares sold	249,774	226,132	346,337	1,120,630
Shares issued to shareholders from reinvestment
of distributions	102,854	2,376	2,486,101	745,317
Shares redeemed	(259,842)	(225,069)	(1,311,749)	(5,494,295)
Net increase (decrease)	92,786	3,439	1,520,689	(3,628,348)
Shares outstanding at end of year	487,596	394,810	6,288,141	4,767,452

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Retirement		Lazard Retirement
	International Equity Portfolio		Emerging Markets Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006**
INCREASE IN NET ASSETS
Operations:
Net investment income.	$5,339,775	$4,335,046	$3,272,775	$1,489,003
Net realized gain on investments	23,419,667	38,581,561	52,112,436	14,367,873
Net change in unrealized appreciation (depreciation)
on investments and foreign currency.	5,984,040	14,928,632	19,745,263	14,823,522
Net increase in net assets resulting from operations	34,743,482	57,845,239	75,130,474	30,680,398
Distributions to shareholders:
From net investment income
Service Shares.	(9,172,227)	(2,929,782)	(2,523,254)	(508,630)
Investor Shares	—	—	(1,979,539)	(49,478)
From net realized gains
Service Shares.	(61,136,587)	(12,191,657)	(33,691,565)	(6,647,965)
Investor Shares	—	—	(18,854,036)	(581,670)
Net decrease in net assets resulting from distributions	(70,308,814)	(15,121,439)	(57,048,394)	(7,787,743)
Capital stock transactions:
Net proceeds from sales
Service Shares.	119,450,817	29,502,896	110,857,192	50,674,749
Investor Shares	—	—	102,381,605	40,132,516
Net proceeds from reinvestment of distributions
Service Shares.	70,308,814	15,121,439	36,214,819	7,154,647
Investor Shares	—	—	20,833,575	633,069
Cost of shares redeemed
Service Shares.	(71,422,621)	(45,092,073)	(38,543,404)	(30,795,545)
Investor Shares	—	—	(23,945,455)	(2,189,297)
Net increase (decrease) in net assets from capital
stock transactions	118,337,010	(467,738)	207,798,332	65,610,139
Total increase in net assets	82,771,678	42,256,062	225,880,412	88,502,794
Net assets at beginning of year	308,692,861	266,436,799	171,315,004	82,812,210
Net assets at end of year*	$391,464,539	$308,692,861	$397,195,416	$171,315,004
*Includes undistributed net investment income of	$—	$4,086,576	$2,089	$1,276,939
**The inception date for Lazard Retirement Emerging
Markets Portfolio Investor Shares was May 1, 2006.
Shares issued and redeemed:
Service Shares
Shares outstanding at beginning of year	20,736,302	20,774,060	5,698,332	4,403,558
Shares sold	8,137,946	2,088,551	4,182,759	2,452,613
Shares issued to shareholders from reinvestment
of distributions	5,296,772	1,120,953	1,430,241	375,375
Shares redeemed	(4,843,048)	(3,247,262)	(1,495,637)	(1,533,214)
Net increase (decrease)	8,591,670	(37,758)	4,117,363	1,294,774
Shares outstanding at end of year	29,327,972	20,736,302	9,815,695	5,698,332
Investor Shares
Shares outstanding at beginning of period			1,849,829	—
Shares sold			3,957,260	1,923,577
Shares issued to shareholders from reinvestment
of distributions			823,861	33,215
Shares redeemed			(945,382)	(106,963)
Net increase			3,835,739	1,849,829
Shares outstanding at end of period			5,685,568	1,849,829

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:
LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO
	Year Ended
Service Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$12.86	$11.02	$10.74	$9.67	$7.85
Income (loss) from investment operations:
Net investment income	0.07	0.09	0.08	0.08	0.06
Net realized and unrealized gain (loss)	(0.14)	1.83	0.28	1.05	1.82
Total from investment operations	(0.07)	1.92	0.36	1.13	1.88
Less distributions from:
Net investment income	(0.15)	(0.08)	(0.08)	(0.06)	(0.06)
Net realized gains	(2.47)	—	—	—	—
Total distributions	(2.62)	(0.08)	(0.08)	(0.06)	(0.06)
Net asset value, end of year	$10.17	$12.86	$11.02	$10.74	$9.67
Total Return (a)	(0.95)%	17.48%	3.38%	11.79%	24.01%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,959	$5,078	$4,311	$4,883	$4,591
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses	4.21%	4.45%	3.57%	3.58%	3.89%
Net investment income	0.62%	0.68%	0.59%	0.75%	0.73%
Portfolio turnover rate	101%	102%	75%	59%	56%

LAZARD RETIREMENT SMALL CAP PORTFOLIO
	Year Ended
Service Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$17.31	$16.31	$16.90	$14.71	$10.72
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.04)	— (b)	— (b)
Net realized and unrealized gain (loss)	(0.87)	2.49	0.69	2.19	3.99
Total from investment operations	(0.89)	2.43	0.65	2.19	3.99
Less distributions from:
Net realized gains	(6.44)	(1.43)	(1.24)	—	—
Total distributions	(6.44)	(1.43)	(1.24)	—	—
Net asset value, end of year	$9.98	$17.31	$16.31	$16.90	$14.71
Total Return (a)	(7.20)%	16.07%	3.99%	14.89%	37.22%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$62,772	$82,514	$136,970	$110,982	$76,636
Ratios to average net assets:
Net expenses	1.25%	1.18%	1.22%	1.25%	1.25%
Gross expenses	1.33%	1.18%	1.22%	1.28%	1.37%
Net investment income (loss)	(0.17)%	(0.22)%	(0.26)%	(0.35)%	0.03%
Portfolio turnover rate	102%	87%	93%	98%	78%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

(b)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
	Year Ended
Service Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$14.89	$12.83	$11.88	$10.39	$8.11
Income from investment operations:
Net investment income	0.19	0.21	0.15	0.09	0.04
Net realized and unrealized gain	1.24	2.61	1.08	1.46	2.27
Total from investment operations	1.43	2.82	1.23	1.55	2.31
Less distributions from:
Net investment income	(0.37)	(0.15)	(0.11)	(0.06)	(0.03)
Net realized gains	(2.60)	(0.61)	(0.17)	—	—
Total distributions	(2.97)	(0.76)	(0.28)	(0.06)	(0.03)
Net asset value, end of year	$13.35	$14.89	$12.83	$11.88	$10.39
Total Return (a)	10.78%	22.53%	10.65%	14.98%	28.52%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$391,465	$308,693	$266,437	$206,625	$130,443
Ratios to average net assets:
Net expenses	1.18%	1.19%	1.21%	1.25%	1.25%
Gross expenses	1.18%	1.19%	1.21%	1.29%	1.40%
Net investment income	1.60%	1.51%	1.45%	1.05%	1.25%
Portfolio turnover rate	48%	75%	54%	53%	38%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:
LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
	Year Ended
Service Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$22.69	$18.81	$13.91	$10.73	$7.02
Income from investment operations:
Net investment income (a)	0.29	0.27	0.13	0.05	0.10
Net realized and unrealized gain	7.03	5.08	5.41	3.21	3.61
Total from investment operations	7.32	5.35	5.54	3.26	3.71
Less distributions from:
Net investment income	(0.30)	(0.10)	(0.05)	(0.08)	—	(c)
Net realized gains	(4.07)	(1.37)	(0.59)	—	—
Total distributions	(4.37)	(1.47)	(0.64)	(0.08)	—
Net asset value, end of year	$25.64	$22.69	$18.81	$13.91	$10.73
Total Return (b)	33.30%	29.95%	40.78%	30.59%	52.94%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$251,665	$129,306	$82,812	$31,710	$15,937
Ratios to average net assets:
Net expenses	1.57%	1.60%	1.60%	1.60%	1.60%
Gross expenses	1.57%	1.69%	1.95%	2.36%	2.96%
Net investment income	1.12%	1.30%	1.39%	1.13%	1.69%
Portfolio turnover rate	52%	48%	51%	43%	41%

		For the Period
	Year Ended	5/1/06* to
Investor Shares	12/31/07	12/31/06
Net asset value, beginning of period	$22.71	$22.13
Income from investment operations:
Net investment income (a)	0.35	0.19
Net realized and unrealized gain	7.04	1.88
Total from investment operations	7.39	2.07
Less distributions from:
Net investment income	(0.43)	(0.12)
Net realized gains	(4.07)	(1.37)
Total distributions	(4.50)	(1.49)
Net asset value, end of period	$25.60	$22.71
Total Return (b)	33.63%	10.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$145,530	$42,009
Ratios to average net assets:
Net expenses (d)	1.32%	1.35%
Gross expenses (d)	1.32%	1.54%
Net investment income (d)	1.34%	1.38%
Portfolio turnover rate	52%	48%

*	The inception date for Investor Shares was May 1, 2006.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Financial Statements
December 31, 2007

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of twelve no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (formerly Lazard Retirement Equity Portfolio) (“U.S. Strategic Equity Portfolio”), Lazard Retirement Small Cap Portfolio (“Small Cap Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Portfolio (“Emerging Markets Portfolio”). Each of the other eight Portfolios had not commenced operations as of December 31, 2007.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NAS-DAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
December 31, 2007

to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2007, the Fund had no unused realized capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2007, U.S. Strategic Equity Portfolio elected to defer net capital losses of $3,016 arising between November 1, 2007 and December 31, 2007.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31 was as follows:

			Long-Term
	Ordinary Income		Capital Gains
Portfolio	2007	2006	2007	2006
U.S. Strategic
Equity	$382,042	$27,495	$745,157	$—
Small Cap	10,656,715	5,508,707	16,749,626	5,857,330
International
Equity	20,791,714	6,461,100	49,517,100	8,660,339
Emerging
Markets	21,459,770	3,480,506	35,588,624	4,307,237

At December 31, 2007, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term
Portfolio	Ordinary Income	Capital Gain

U.S. Strategic Equity	$—	$—
Small Cap	—	—
International Equity	—	1,221,813
Emerging Markets	4,722,311	9,435,907

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
December 31, 2007

(i) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and
    Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate
U.S. Strategic Equity	0.75%
Small Cap	0.75
International Equity	0.75
Emerging Markets	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares
U.S. Strategic Equity	1.25%	N/A
Small Cap	1.25	N/A
International Equity	1.25	N/A
Emerging Markets	1.60	1.35%

During the year ended December 31, 2007, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Service Shares
U.S. Strategic Equity	$148,931
Small Cap	60,560

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for the U.S. Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $60,000 per year, plus $4,000 per meeting attended ($1,500 per meeting attended by telephone and $1,000 for committee, subcommittee or certain other special meetings not held in conjunction with a Board meeting) for the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered

Lazard Retirement Series, Inc.
Notes to Financial Statements (concluded)
December 31, 2007

management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2007 were as follows:

Portfolio	Purchases	Sales
U.S. Strategic Equity	$5,551,444	$5,644,182
Small Cap	74,033,769	85,975,542
International Equity	202,205,746	155,997,061
Emerging Markets	279,961,844	136,087,285

For the year ended December 31, 2007, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Recent Accounting Pronouncements

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) — was issued and is effective for fiscal years beginning after December 15, 2006. The Securities and Exchange Commission has issued guidance that when applying FIN 48 in computing the net asset value (“NAV”) of the Portfolios on a daily basis, the first day the daily NAV would be impacted would be the last business day in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of FIN 48 to the Portfolios, and has determined that there is no impact resulting from the adoption of FIN 48 on the Portfolios’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after Novem-ber 15, 2007 and interim periods within those fiscal years. Management is evaluating the application of FAS 157 to the Portfolios, and believes the impact resulting from the adoption of FAS 157 will be limited to expanded disclosures in the Fund’s financial statements.

Lazard Retirement Series, Inc.
Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lazard Retirement Series, Inc. (the “Fund”, comprised of Lazard Retirement U.S. Strategic Equity Portfolio, Lazard Retirement Small Cap Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Portfolio) as of December 31, 2007 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2007, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 15, 2008

Lazard Retirement Series, Inc.
Proxy Voting Results
(unaudited)

A special meeting of shareholders was held on May 9, 2007, to vote on the following proposal. The proposal received the required number of votes of shareholders and was adopted.

Proposal 1: To elect each of Mr. Ashish Bhutani, Ms. Nancy A. Eckl and Mr. Leon M. Pollack as a Fund Director, each to serve for an indefinite term and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Ashish Bhutani	30,628,091	2,123,074
Nancy A. Eckl	31,153,831	1,597,335
Leon M. Pollack	31,049,835	1,701,331

Lazard Retirement Series, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Address(1)	(Since) and Term(2)	and Other Directorships Held
Non-Interested Directors:

Kenneth S. Davidson (62)	Director	President, Davidson Capital Management Corporation; President, Aquiline
	(April 1997)	Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridge-
hampton Chamber Music Festival; Trustee, American Friends of the National
Gallery, London.

Nancy A. Eckl (45)	Director	Former Vice President, Trust Investments, American Beacon Advisers, Inc.
	(May 2007)	(“American Beacon”) and Vice President of certain funds advised by Ameri-
can Beacon; Trustee, College Retirement Equities Fund; Trustee, TIAA-CREF
Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account
VA-1.

Lester Z. Lieberman (77)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
	(April 1997)	Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research Insti-
tute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey
Performing Arts Center.

Leon M. Pollack (67)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Vice-Chairman of
	(August 2006)	the Board of Trustees, Adelphi University.

Richard Reiss, Jr. (63)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
	(April 1997)	O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (60)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and
	(September 2004)	Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co.,
Inc.; Former Director, Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (47)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager.
President and Director
(June 2004)

Ashish Bhutani (47)	Director	Chief Executive Officer of the Investment Manager.
(July 2005)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act that is advised by an affiliate of the Investment Manager. Each Director serves an indefinite term, until his successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During Past 5 Years
Officers:

Nathan A. Paul (35)	Vice President	Managing Director and General Counsel of the Investment Manager.
and Secretary
(April 2002)

Stephen St. Clair (49)	Treasurer	Vice President of the Investment Manager.
(May 2003)

Brian Kawakami (58)	Chief Compliance	Senior Vice President and Chief Compliance Officer of the Investment
	Officer	Manager; Chief Compliance Officer at INVESCO, from July 2002 to April
	(August 2006)	2006.

Brian D. Simon (45)	Assistant Secretary	Director of the Investment Manager.
(November 2002)

David A. Kurzweil (33)	Assistant Secretary	Vice President of the Investment Manager.
(April 2005)

Cesar A. Trelles (33)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for
	(December 2004)	Mutual Fund Finance Group at UBS Global Asset Management, from August
1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Retirement Series, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board of Directors held on December 17, 2007, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager (the “Management Agreement”). The Directors who are not interested persons (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 17 funds comprises approximately $9 billion of the approximately $128 billion of total assets under the management of the Investment Manager and its global affiliates). The representatives of the Investment Manager noted that the Investment Manager provides realized benefits to the Fund through substantial investment in the Investment Manager’s global investment advisory business, including technology and operational support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, business reputation, financial condition and experience. The Directors agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and that such services are greater than those typically provided to a $9 billion fund complex. The representatives of the Investment Manager reviewed the Fund’s distribution channels and the relationships the Investment Manager has with various intermediaries and the different needs of each. The representatives of the Investment Manager reviewed the asset growth or decline in each Portfolio.

Representatives of the Investment Manager discussed the nature, extent and quality of the services provided by the Investment Manager to each Portfolio. The Directors considered the various services provided by the Investment Manager to each Portfolio and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and its Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and that such services are greater than those typically provided to a fund if it were not managed by a large, global firm such as the Investment Manager.

Comparative Performance and Advisory Fees and Expense Ratios

The Directors reviewed the relative performance and advisory fees and expense ratios for each Portfolio, including comparative information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Lazard Retirement Series, Inc.
Other Information (continued)
(unaudited)

Performance. The Directors noted that although the Portfolios’ performance generally ranked below the medians of the relevant Lipper comparison group (“Group”) and Lipper category (“Category”), performance was generally attractive on an absolute basis, particularly the performance of the Retirement Emerging Markets Portfolio, which also was more competitive over longer-term periods. The Directors received regular updates on the Investment Manager’s efforts to improve performance, and recently a special Board meeting was convened to receive a special presentation from one of the international equity portfolio managers, who described the Investment Manager’s strategy and efforts to improve performance in that area.

Advisory Fees and Expense Ratios. The Directors also discussed the advisory fees and current expense ratios for each Portfolio, noting the assumptions used in the comparisons, and it was noted that they are generally competitive in each Portfolio’s Group. For the Retirement U.S. Strategic Equity Portfolio, it was noted that the Investment Manager had provided significant waivers and reimbursements. Waivers and reimbursements also had been provided for Retirement Emerging Markets Portfolio. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement arrangements for these Portfolios. A discussion of the fees charged and services provided under the Management Agreement ensued.

The Directors also considered advisory fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager in the same Lipper category as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). For each Portfolio, the Directors discussed the fee paid to the Investment Manager compared to the fee paid to the Investment Manager by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager to evaluate the appropriateness and reasonableness of each Portfolio’s advisory fees. A discussion ensued with respect to each Portfolio, as a consequence of which the Board recognized that any differences in fees paid by Similar Accounts was consistent with the differences in the services provided.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Management Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates, receive any significant indirect benefits from managing the Portfolios. The Investment Manager’s representatives stated that the Investment Manager’s broker-dealer affiliate is currently used for brokerage purposes on only a very limited basis and that there is no ability for the Investment Manager to benefit from any money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter. The Directors agreed that the information provided substantiated statements of the Investment Manager’s representatives.

The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

It was noted that for each Portfolio the profitability percentages were within ranges determined by appropriate court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall service levels, were thought not to be excessive, and the Board concurred with this analysis.

The Directors considered the Investment Manager’s profitability (projected for the 2007 calendar year) with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Directors evaluated the costs of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances for each

Lazard Retirement Series, Inc.
Other Information (concluded)
(unaudited)

Portfolio, including the trend in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. It was noted that a discussion of economies of scale should be predicated on increasing assets and that if a Portfolio’s assets had been decreasing, the extent to which the Investment Manager may have realized any economies of scale would be muted. The Directors determined that they would revisit potential economies of scale no later than when they next reviewed the investment advisory fee in connection with renewal of the Management Agreement.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $128 billion global asset management business.

  While the Board was satisfied with the Investment Manager’s efforts to improve performance of the Portfolios, the Board would continue to monitor the Portfolios’ performance.

  The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the services provided, comparative advisory fee and expense ratio information, costs of the services provided and profits to be realized and other benefits derived or anticipated to be derived by the Investment Manager from the relationship with the Fund.

  The Board recognized that economies of scale may be realized as the assets of the Portfolios increase. They believed, based on relatively stable profitability levels and the Investment Manager’s investment in the Fund’s business, that the Fund’s fee schedules are reasonable in light of current economies of scale considerations and current asset levels. In addition, the Board considered that it intends to continue to evaluate whether any material asset growth by the Portfolios has created, or would create, material economies of scale for the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund was in the best interests of the Fund and its shareholders.

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-887-4929

www.LazardNet.com

© 2007 Lazard Asset Management LLC
12/07 LZDPS010

ITEM 2.     CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors (the “Board”) has determined that Lester Z. Lieberman and Robert M. Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman and Mr. Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $89,600 in 2006 and $94,100 in 2007.

(b)     Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

(c)     Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $23,500 in 2006 and $24,700 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d)     All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e)     Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     None.

(g)     Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $23,500 in 2006 and $24,700 in 2007. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h)     Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS

          Not applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Registrant has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and Procedures,including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11.      CONTROLS AND PROCEDURES.

(a)     The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a)(1)     Code of Ethics referred to in Item 2.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	February 29, 2008

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	February 29, 2008